                                DOCUMENTS INCLUDED
                                ------------------

SWIFT ENERGY INCOME PARTNERS 1987-A, LTD.,  INVESTOR LETTER, TWO (2) PAGES

SWIFT ENERGY INCOME PARTNERS 1988-B, LTD.,  INVESTOR LETTER, TWO (2) PAGES

SWIFT ENERGY MANAGED PENSION ASSETS PARTNERSHIP 1989-1, LTD., INVESTOR LETTER, TWO (2) PAGES

SWIFT ENERGY MANAGED PENSION ASSETS PARTNERSHIP 1989-B, LTD., INVESTOR LETTER, TWO (2) PAGES

SWIFT ENERGY MANAGED PENSION ASSETS PARTNERSHIP 1989-D, LTD., INVESTOR LETTER, TWO (2) PAGES

SWIFT ENERGY MANAGED PENSION ASSETS PARTNERSHIP 1990-B, LTD., INVESTOR LETTER, TWO (2) PAGES

                                 August 10, 1998



LIMITED PARTNERS OF SWIFT ENERGY INCOME
PARTNERS 1987-A, LTD. (the "Partnership")

         During the past week, Swift Energy Company ("Swift"), as managing general partner of the above-referenced Partnership, provided a list of all limited partners of the Partnership to an affiliate of Madison Partnership Liquidity Investors 60 LLC, ("Madison") who had requested such a list, pursuant to the terms of the limited partnership agreement, in order to make an offer to purchase a certain amount of limited partners' units. Although the list was provided under the limited partnership agreement to Madison in its capacity as a limited partner, Swift previously conducted negotiations to assure that any offers by Madison for limited partners units would disclose certain basic information to limited partners, that any offer would be conducted in compliance with applicable rules (including the limitation indicated below on the amount of Partnership interests that can be purchased to assure compliance with certain income tax safe harbours), and that certain procedures would be followed to treat the limited partners fairly. Swift anticipates that, in the near future, you may receive an offer to purchase your interest in the Partnership from Madison. It is anticipated that this offer will be limited to 4% of the outstanding Partnership interests, excluding the Partnership interests owned by the general partners (both as general and limited partners).

         The offering limited partner, Madison, is not affiliated with the managing general partner or the special general partner of the Partnership. The general partners cannot offer you any advice as to whether to accept or reject any such offer to purchase your Partnership interest. As a reference point, however, we want to remind you that the most recent "unit value" at which limited partners could offer their interests in the Partnership in 1997 was $170.65 per $1000 unit ($1,706.00 per $10,000 investment). This value was based upon an audit of the Partnership's proved reserves as of December 31, 1996. The current value or liquidation distribution, an estimate of which is set forth below, would be adjusted since that date for distributions, normal declines in reserves as a result of production and market conditions.

         We are continuing to work with the Securities and Exchange Commission on finalizing proxy soliciting materials to be sent to you in connection with your opportunity to vote upon a proposal to sell your Partnership's properties to the managing general partner and to liquidate your Partnership (the "Proposal"). Please note that for this sale and liquidation to occur, approval of the Proposal by a majority vote of the limited partners is required. Thus, there is no assurance that the Proposal will be approved or

Limited Partners of Swift Energy Income
Partners 1987-A, Ltd.
August 10, 1998
Page -2-




consummated. If approved by the limited partners, it is anticipated that the Partnership will be liquidated by year-end with dissolution and final Schedule K-1s to be issued promptly thereafter.

         If the Proposal is approved, the liquidation distribution would be free of any transfer fees and the ultimate liquidation value is expected to be higher than $105.00 per Unit with the final distribution expected to be made in the fourth quarter of 1998 or promptly thereafter. Although the Managing General Partner is not advising you whether or not to accept any other offer, we do believe that you should be made aware of the Proposal in evaluating any other offers.

         Even though any purchase of limited partners' units by Madison would not affect the properties which Swift would purchase if the Proposal is approved, Madison would vote any units it acquires. In such case, Madison's vote may or may not have an effect upon the ultimate vote on the Proposal.

         If you have any questions, please contact the Investor Relations Department at 800/777-2750 or 281/874-2750.



                                   Sincerely,


                                   /s/  Bruce H. Vincent
                                   ---------------------
                                   Senior Vice President

BHV

ir/docfile/87a/doc.

                                 August 10, 1998



LIMITED PARTNERS OF SWIFT ENERGY INCOME
PARTNERS 1988-B, LTD. (the "Partnership")

         During the past week, Swift Energy Company ("Swift"), as managing general partner of the above-referenced Partnership, provided a list of all limited partners of the Partnership to an affiliate of Madison Partnership Liquidity Investors 60 LLC, ("Madison") who had requested such a list, pursuant to the terms of the limited partnership agreement, in order to make an offer to purchase a certain amount of limited partners' units. Although the list was provided under the limited partnership agreement to Madison in its capacity as a limited partner, Swift previously conducted negotiations to assure that any offers by Madison for limited partners units would disclose certain basic information to limited partners, that any offer would be conducted in compliance with applicable rules (including the limitation indicated below on the amount of Partnership interests that can be purchased to assure compliance with certain income tax safe harbours), and that certain procedures would be followed to treat the limited partners fairly. Swift anticipates that, in the near future, you may receive an offer to purchase your interest in the Partnership from Madison. It is anticipated that this offer will be limited to 4% of the outstanding Partnership interests, excluding the Partnership interests owned by the general partners (both as general and limited partners).

         The offering limited partner, Madison, is not affiliated with the managing general partner or the special general partner of the Partnership. The general partners cannot offer you any advice as to whether to accept or reject any such offer to purchase your Partnership interest. As a reference point, however, we want to remind you that the most recent "unit value" at which limited partners could offer their interests in the Partnership in 1997 was $13.33 per $100 unit ($1,333.00 per $10,000 investment). This value was based upon an audit of the Partnership's proved reserves as of December 31, 1996. The current value or liquidation distribution, an estimate of which is set forth below, would be adjusted since that date for distributions, normal declines in reserves as a result of production and market conditions.

         We are continuing to work with the Securities and Exchange Commission on finalizing proxy soliciting materials to be sent to you in connection with your opportunity to vote upon a proposal to sell your Partnership's properties to the managing general partner and to liquidate your Partnership (the "Proposal"). Please note that for this sale and liquidation to occur, approval of the Proposal by a majority vote of the limited partners is required. Thus, there is no assurance that the Proposal will be approved or

Limited Partners of Swift Energy Income
Partners 1988-B, Ltd.
August 10, 1998
Page -2-





consummated. If approved by the limited partners, it is anticipated that the Partnership will be liquidated by year-end with dissolution and final Schedule K-1s to be issued promptly thereafter.

         If the Proposal is approved, the liquidation distribution would be free of any transfer fees and the ultimate liquidation value is expected to be higher than $8.50 per Unit with the final distribution expected to be made in the fourth quarter of 1998 or promptly thereafter. Although the Managing General Partner is not advising you whether or not to accept any other offer, we do believe that you should be made aware of the Proposal in evaluating any other offers.

         Even though any purchase of limited partners' units by Madison would not affect the properties which Swift would purchase if the Proposal is approved, Madison would vote any units it acquires. In such case, Madison's vote may or may not have an effect upon the ultimate vote on the Proposal.

         If you have any questions, please contact the Investor Relations Department at 800/777-2750 or 281/874-2750.


                                   Sincerely,


                                   /s/  Bruce H. Vincent
                                   ---------------------
                                   Senior Vice President

BHV

ir/docfile/87a/doc.

                                 August 10, 1998



LIMITED PARTNERS OF SWIFT ENERGY MANAGED PENSION ASSETS
PARTNERSHIP 1989-1, LTD. (the "Partnership")

         During the past week, Swift Energy Company ("Swift"), as managing general partner of the above-referenced Partnership, provided a list of all limited partners of the Partnership to an affiliate of Madison Partnership Liquidity Investors 60 LLC, ("Madison") who had requested such a list, pursuant to the terms of the limited partnership agreement, in order to make an offer to purchase a certain amount of limited partners' units. Although the list was provided under the limited partnership agreement to Madison in its capacity as a limited partner, Swift previously conducted negotiations to assure that any offers by Madison for limited partners units would disclose certain basic information to limited partners, that any offer would be conducted in compliance with applicable rules (including the limitation indicated below on the amount of Partnership interests that can be purchased to assure compliance with certain income tax safe harbours), and that certain procedures would be followed to treat the limited partners fairly. Swift anticipates that, in the near future, you may receive an offer to purchase your interest in the Partnership from Madison. It is anticipated that this offer will be limited to 4% of the outstanding Partnership interests, excluding the Partnership interests owned by the general partners (both as general and limited partners).

         The offering limited partner, Madison, is not affiliated with the managing general partner or the special general partner of the Partnership. The general partners cannot offer you any advice as to whether to accept or reject any such offer to purchase your Partnership interest. As a reference point, however, we want to remind you that the most recent "unit value" at which limited partners could offer their interests in the Partnership in 1997 was $50.95 per $100 unit ($5,095.00 per $10,000 investment). This value was based upon an audit of the Partnership's proved reserves as of December 31, 1996. The current value or liquidation distribution, an estimate of which is set forth below, would be adjusted since that date for distributions, normal declines in reserves as a result of production and market conditions.

         We are continuing to work with the Securities and Exchange Commission on finalizing proxy soliciting materials to be sent to you in connection with your opportunity to vote upon a proposal to sell your Partnership's properties to the managing general partner and to liquidate your Partnership (the "Proposal"). Please note that for this sale and liquidation to occur, approval of the Proposal by a majority vote of the limited partners is required. Thus, there is no assurance that the Proposal will be approved or

Limited Partners of Swift Energy Managed Pension Assets
Partnership 1989-1, Ltd.
August 10, 1998
Page -2-




consummated. If approved by the limited partners, it is anticipated that the Partnership will be liquidated by year-end with dissolution and final Schedule K-1s to be issued promptly thereafter.

         If the Proposal is approved, the liquidation distribution would be free of any transfer fees and the ultimate liquidation value is expected to be higher than $26.00 per Unit with the final distribution expected to be made in the fourth quarter of 1998 or promptly thereafter. Although the Managing General Partner is not advising you whether or not to accept any other offer, we do believe that you should be made aware of the Proposal in evaluating any other offers.

         Even though any purchase of limited partners' units by Madison would not affect the properties which Swift would purchase if the Proposal is approved, Madison would vote any units it acquires. In such case, Madison's vote may or may not have an effect upon the ultimate vote on the Proposal.

         If you have any questions, please contact the Investor Relations Department at 800/777-2750 or 281/874-2750.


                                   Sincerely,


                                   /s/  Bruce H. Vincent
                                   ---------------------
                                   Senior Vice President


BHV

ir/docfile/87a/doc.

                                 August 10, 1998



LIMITED PARTNERS OF SWIFT ENERGY MANAGED PENSION ASSETS
PARTNERSHIP 1989-B, LTD. (the "Partnership")

         During the past week, Swift Energy Company ("Swift"), as managing general partner of the above-referenced Partnership, provided a list of all limited partners of the Partnership to an affiliate of Madison Partnership Liquidity Investors 60 LLC, ("Madison") who had requested such a list, pursuant to the terms of the limited partnership agreement, in order to make an offer to purchase a certain amount of limited partners' units. Although the list was provided under the limited partnership agreement to Madison in its capacity as a limited partner, Swift previously conducted negotiations to assure that any offers by Madison for limited partners units would disclose certain basic information to limited partners, that any offer would be conducted in compliance with applicable rules (including the limitation indicated below on the amount of Partnership interests that can be purchased to assure compliance with certain income tax safe harbours), and that certain procedures would be followed to treat the limited partners fairly. Swift anticipates that, in the near future, you may receive an offer to purchase your interest in the Partnership from Madison. It is anticipated that this offer will be limited to 4% of the outstanding Partnership interests, excluding the Partnership interests owned by the general partners (both as general and limited partners).

         The offering limited partner, Madison, is not affiliated with the managing general partner or the special general partner of the Partnership. The general partners cannot offer you any advice as to whether to accept or reject any such offer to purchase your Partnership interest. As a reference point, however, we want to remind you that the most recent "unit value" at which limited partners could offer their interests in the Partnership in 1997 was $49.39 per $100 unit ($4,939.00 per $10,000 investment). This value was based upon an audit of the Partnership's proved reserves as of December 31, 1996. The current value or liquidation distribution, an estimate of which is set forth below, would be adjusted since that date for distributions, normal declines in reserves as a result of production and market conditions.

         We are continuing to work with the Securities and Exchange Commission on finalizing proxy soliciting materials to be sent to you in connection with your opportunity to vote upon a proposal to sell your Partnership's properties to the managing general partner and to liquidate your Partnership (the "Proposal"). Please note that for this sale and liquidation to occur, approval of the Proposal by a majority vote of the limited partners is required. Thus, there is no assurance that the Proposal will be approved or

Limited Partners of Swift Energy Managed Pension Assets
Partnership 1989-B, Ltd.
August 10, 1998
Page -2-





consummated. If approved by the limited partners, it is anticipated that the Partnership will be liquidated by year-end with dissolution and final Schedule K-1s to be issued promptly thereafter.

         If the Proposal is approved, the liquidation distribution would be free of any transfer fees and the ultimate liquidation value is expected to be higher than $24.00 per Unit with the final distribution expected to be made in the fourth quarter of 1998 or promptly thereafter. Although the Managing General Partner is not advising you whether or not to accept any other offer, we do believe that you should be made aware of the Proposal in evaluating any other offers.

         Even though any purchase of limited partners' units by Madison would not affect the properties which Swift would purchase if the Proposal is approved, Madison would vote any units it acquires. In such case, Madison's vote may or may not have an effect upon the ultimate vote on the Proposal.

         If you have any questions, please contact the Investor Relations Department at 800/777-2750 or 281/874-2750.


                                   Sincerely,


                                   /s/  Bruce H. Vincent
                                   ---------------------
                                   Senior Vice President

BHV

ir/docfile/87a/doc.

                                 August 10, 1998



LIMITED PARTNERS OF SWIFT ENERGY MANAGED PENSION ASSETS
PARTNERSHIP 1989-D, LTD. (the "Partnership")

         During the past week, Swift Energy Company ("Swift"), as managing general partner of the above-referenced Partnership, provided a list of all limited partners of the Partnership to an affiliate of Madison Partnership Liquidity Investors 60 LLC, ("Madison") who had requested such a list, pursuant to the terms of the limited partnership agreement, in order to make an offer to purchase a certain amount of limited partners' units. Although the list was provided under the limited partnership agreement to Madison in its capacity as a limited partner, Swift previously conducted negotiations to assure that any offers by Madison for limited partners units would disclose certain basic information to limited partners, that any offer would be conducted in compliance with applicable rules (including the limitation indicated below on the amount of Partnership interests that can be purchased to assure compliance with certain income tax safe harbours), and that certain procedures would be followed to treat the limited partners fairly. Swift anticipates that, in the near future, you may receive an offer to purchase your interest in the Partnership from Madison. It is anticipated that this offer will be limited to 4% of the outstanding Partnership interests, excluding the Partnership interests owned by the general partners (both as general and limited partners).

         The offering limited partner, Madison, is not affiliated with the managing general partner or the special general partner of the Partnership. The general partners cannot offer you any advice as to whether to accept or reject any such offer to purchase your Partnership interest. As a reference point, however, we want to remind you that the most recent "unit value" at which limited partners could offer their interests in the Partnership in 1997 was $31.53 per $100 unit ($3,153.00 per $10,000 investment). This value was based upon an audit of the Partnership's proved reserves as of December 31, 1996. The current value or liquidation distribution, an estimate of which is set forth below, would be adjusted since that date for distributions, normal declines in reserves as a result of production and market conditions.

         We are continuing to work with the Securities and Exchange Commission on finalizing proxy soliciting materials to be sent to you in connection with your opportunity to vote upon a proposal to sell your Partnership's properties to the managing general partner and to liquidate your Partnership (the "Proposal"). Please note that for this sale and liquidation to occur, approval of the Proposal by a majority vote of the limited partners is required. Thus, there is no assurance that the Proposal will be approved or

Limited Partners of Swift Energy Managed Pension Assets
Partnership 1989-D, Ltd.
August 10, 1998
Page -2-





consummated. If approved by the limited partners, it is anticipated that the Partnership will be liquidated by year-end with dissolution and final Schedule K-1s to be issued promptly thereafter.

         If the Proposal is approved, the liquidation distribution would be free of any transfer fees and the ultimate liquidation value is expected to be higher than $20.00 per Unit with the final distribution expected to be made in the fourth quarter of 1998 or promptly thereafter. Although the Managing General Partner is not advising you whether or not to accept any other offer, we do believe that you should be made aware of the Proposal in evaluating any other offers.

         Even though any purchase of limited partners' units by Madison would not affect the properties which Swift would purchase if the Proposal is approved, Madison would vote any units it acquires. In such case, Madison's vote may or may not have an effect upon the ultimate vote on the Proposal.

         If you have any questions, please contact the Investor Relations Department at 800/777-2750 or 281/874-2750.


                                   Sincerely,


                                   /s/  Bruce H. Vincent
                                   ---------------------
                                   Senior Vice President

BHV

ir/docfile/87a/doc.

                                 August 10, 1998



LIMITED PARTNERS OF SWIFT ENERGY MANAGED PENSION ASSETS
PARTNERSHIP 1990-B, LTD. (the "Partnership")

         During the past week, Swift Energy Company ("Swift"), as managing general partner of the above-referenced Partnership, provided a list of all limited partners of the Partnership to an affiliate of Madison Partnership Liquidity Investors 60 LLC, ("Madison") who had requested such a list, pursuant to the terms of the limited partnership agreement, in order to make an offer to purchase a certain amount of limited partners' units. Although the list was provided under the limited partnership agreement to Madison in its capacity as a limited partner, Swift previously conducted negotiations to assure that any offers by Madison for limited partners units would disclose certain basic information to limited partners, that any offer would be conducted in compliance with applicable rules (including the limitation indicated below on the amount of Partnership interests that can be purchased to assure compliance with certain income tax safe harbours), and that certain procedures would be followed to treat the limited partners fairly. Swift anticipates that, in the near future, you may receive an offer to purchase your interest in the Partnership from Madison. It is anticipated that this offer will be limited to 4% of the outstanding Partnership interests, excluding the Partnership interests owned by the general partners (both as general and limited partners).

         The offering limited partner, Madison, is not affiliated with the managing general partner or the special general partner of the Partnership. The general partners cannot offer you any advice as to whether to accept or reject any such offer to purchase your Partnership interest. As a reference point, however, we want to remind you that the most recent "unit value" at which limited partners could offer their interests in the Partnership in 1997 was $35.58 per $100 unit ($3,558.00 per $10,000 investment). This value was based upon an audit of the Partnership's proved reserves as of December 31, 1996. The current value or liquidation distribution, an estimate of which is set forth below, would be adjusted since that date for distributions, normal declines in reserves as a result of production and market conditions.

         We are continuing to work with the Securities and Exchange Commission on finalizing proxy soliciting materials to be sent to you in connection with your opportunity to vote upon a proposal to sell your Partnership's properties to the managing general partner and to liquidate your Partnership (the "Proposal"). Please note that for this sale and liquidation to occur, approval of the Proposal by a majority vote of the limited partners is required. Thus, there is no assurance that the Proposal will be approved or

         Limited Partners of Swift Energy Managed Pension Assets
Partnership 1990-B, Ltd.
August 10, 1998
Page -2-



consummated. If approved by the limited partners, it is anticipated that the Partnership will be liquidated by year-end with dissolution and final Schedule K-1s to be issued promptly thereafter.

         If the Proposal is approved, the liquidation distribution would be free of any transfer fees and the ultimate liquidation value is expected to be higher than $27.00 per Unit with the final distribution expected to be made in the fourth quarter of 1998 or promptly thereafter. Although the Managing General Partner is not advising you whether or not to accept any other offer, we do believe that you should be made aware of the Proposal in evaluating any other offers.

         Even though any purchase of limited partners' units by Madison would not affect the properties which Swift would purchase if the Proposal is approved, Madison would vote any units it acquires. In such case, Madison's vote may or may not have an effect upon the ultimate vote on the Proposal.

         If you have any questions, please contact the Investor Relations Department at 800/777-2750 or 281/874-2750.



                                   Sincerely,


                                   /s/  Bruce H. Vincent
                                   ---------------------
                                   Senior Vice President

BHV

ir/docfile/87a/doc.